April 28, 2008

Supplement

SUPPLEMENT DATED APRIL 28, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY JAPAN FUND
Dated September 28, 2007

On April 25, 2008, the Board of Trustees of the Morgan Stanley Japan Fund (the ‘‘Fund’’) approved a Plan of Liquidation and Dissolution, pursuant to which substantially all of the assets of the Fund would be liquidated, known liabilities of the Fund satisfied and the remaining proceeds distributed to the Fund’s shareholders (the ‘‘Liquidation’’). Any contingent deferred sales charge that would be applicable to a shareholder will be waived with respect to the Liquidation. The Plan of Liquidation and Dissolution is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held on July 16, 2008. A proxy statement formally detailing the proposal for the Liquidation will be distributed to shareholders of the Fund during the second quarter of 2008. If approved by shareholders, the Liquidation is expected to occur on or about July 18, 2008. Effective immediately, the Fund has suspended offering its shares to new investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

JPNSPT